GUARANTEE OF LOAN

       (Televar Northwest, Inc., Charles DeJong and Mark D. Hamilton)

     The undersigned (collectively referred to as "Guarantor") acknowledges that UTCO Associates, Ltd., a Utah limited partnership (hereinafter referred to as "Lender"), in reliance on this Guarantee, has or will accept a certain Promissory Note in the amount of Five Hundred Thousand and no/100 Dollars ($500,000.00) (together with any modifications, extensions, renewals or replacements thereof, the "Note") from Jungle Street, Inc., a Utah corporation ("Borrower") and will make advances of funds pursuant to the Note, to pay certain existing indebtedness of Borrower to Key Bank of Washington and acquire additional computer equipment (the payment of the obligation to KeyBank of Washington and the acquisition of said equipment are together referred to herein as the "Lending Project.") All references to "Loan Documents" in this Guarantee, shall mean the Note, all Guarantees, the Security Agreement, the Registration Rights Agreement, and any other documents or instruments relating to any such documents signed by Borrower or by any guarantor or pledgor, and any modifications, extensions, renewals or replacements of any of them.

     Guarantor hereby acknowledges receipt of good, adequate and valuable consideration, and Guarantor hereby unconditionally, absolutely and irrevocably guarantees:

               (1) the full and prompt payment of (a) the Note, whether at maturity, acceleration or otherwise, (b) any other indebtedness or liability of Borrower under or arising out of the Loan Documents or any other agreements referred to or provided for herein and therein, and (c) the payment of all other sums expended by Lender, including as to (a), (b), and (c) any additional advances, extensions, renewals or reductions, or any compromise, indulgence, variation or modification thereof ("Indebtedness"), and

               (2) the performance of any and all obligations of Borrower required by or under the Loan Documents specifically including the obligation to pursue all construction constituting any portion of the Lending Project ("Obligations").

Guarantor's liability hereunder shall be in the full amount owed to Lender, including any interest, default interest, costs and fees (including, without limitation, reasonable attorneys' fees) that arise or accrue under the Loan Documents or that would have arisen or accrued under the Loan Documents but for the commencement of a case under the Bankruptcy Code or any other law governing insolvency, bankruptcy, reorganization, liquidation or like proceeding, plus interest thereon as provided in the Note, plus the attorneys' fees, costs and other expenses incurred by Lender in the enforcement of this Guarantee, as further provided below (all such amounts, including the Indebtedness, and together with the Obligations, being referred to herein as the "Guaranteed Obligations").

          By signing this Guarantee, Guarantor also agrees that:

     1. Changes Do Not Affect Liability.

          a. Lender may, without notice to Guarantor or Guarantor's authorization and in its absolute discretion and without prejudice to it or in any way limiting Guarantor's liability under this Guarantee, (i) grant extensions of time, renewals or other indulgences and modifications to Borrower or any other party under any of the Loan Documents, (ii) change the rate of interest under the Note, (iii) change, amend or modify the Loan

Documents, (iv) authorize the sale, exchange, substitution, release or subordination of any security or collateral for the Note, whether real or personal property, (v) take additional security for the Note, whether real or personal property, (vi) discharge or release, or fail to proceed against, any party or parties liable for the Guaranteed Obligations, (vii) foreclose or otherwise realize on any security or collateral for the Note, regardless of the effect upon Guarantor's subrogation, contribution or reimbursement rights against Borrower or any other guarantor or pledgor,
(viii) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of Borrower or any other guarantor or pledgor, (ix) make other or additional loans to Borrower in such amount and at such times as Lender may determine in its discretion, and (x) otherwise deal with Borrower or any other guarantor or party related to the Loan or any security or collateral as Lender may determine in its discretion.

          b. Without limiting the generality of the foregoing, Guarantor hereby agrees that Guarantor's liability shall continue even if Lender alters any obligations under the Loan Documents in any respect or Lender's remedies or rights against Borrower are in any way impaired or suspended without Guarantor's consent, or Lender releases or substitutes, or impairs or suspends, any remedy against, or fails to proceed against, any principal obligor, or any guarantor of, or anyone else liable on the Guaranteed Obligations, and Guarantor hereby waives any defenses based on any such actions.

     2.   Guarantee of Payment and Performance.

          a. Guarantor's liability under this Guarantee is a guarantee of payment and performance of all of the Loan Documents, and not merely collection of, the Note, and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of any of the Loan Documents. Guarantor hereby agrees that Guarantor is liable even if Borrower had no liability at the time of execution of the Note or thereafter ceases to be liable, and Guarantor hereby waives any defenses based on the absence of such liability.

          b. Guarantor hereby agrees that Guarantor's liability may be larger in amount and more burdensome than that of Borrower. Guarantor's liability hereunder shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for the Loan, whether caused by hazardous substances or otherwise, Lender's failure to perfect a security interest in it or any disability or other defense of Borrower or any other guarantor or pledgor.

          c. Guarantor hereby agrees that Guarantor's obligations under this Guarantee shall not be released, diminished, impaired, reduced or otherwise affected by the invalidity or unenforceability against Borrower of all or any part of the obligations guaranteed hereby including, without limitation, any invalidity or unenforceability resulting from the fact that: (i) the act of Borrower in creating all or any part of the Guaranteed Obligations is ultra vires, (ii) the officers or representatives of Borrower executing and delivering the documents evidencing security or pertaining to partnership authority were acting in excess of their authority, (iii) the payment of the Indebtedness by Borrower would have resulted in the violation of any usury law, (iv) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render all or any part of the Guaranteed Obligations unenforceable against Borrower, (v) the creation, performance, or repayment by Borrower of the Guaranteed Obligations is illegal, legally impossible or unenforceable, (vi) one or more of the documents evidencing, securing or pertaining to the Guaranteed Obligations have been forged, altered or is otherwise irregular or unauthentic, or (vii) the obligations of Borrower are invalid or unenforceable for any other reason, and Guarantor shall be liable for all of the Guaranteed Obligations as if no such impediment to Borrower's liability existed.

     3. Waivers of Certain Rights and Defenses.

          a. Except as provided below, Guarantor hereby waives any and all benefits and defenses which would otherwise require Lender to (i) proceed against Borrower or any other guarantor or pledgor, (ii) proceed against or exhaust any security or collateral Lender may hold, or (iii) pursue any other right or remedy for Guarantor's benefit, and agree that Lender may proceed against Guarantor for the obligations guaranteed herein without taking any action against Borrower (including joining Borrower as a party in any suit on this Guarantee) or any other guarantor or pledgor and without proceeding against or exhausting any security or collateral Lender holds.

          b. Guarantor agrees that Lender may unqualifiedly exercise in its sole discretion any or all rights and remedies available to it against Borrower of any other guarantor or pledgor without impairing Lender's rights and remedies in enforcing this Guarantee, under which Guarantor's liabilities shall remain independent and unconditional. Guarantor's liability shall not be affected, released or exonerated by reason of (i) any action Lender may take or omit to take under the Loan Documents or by release or surrender of any security held for the payment of the Loan Documents, (ii) the failure to perfect a lien (or the unenforceability of any lien) in any collateral intended as security for any part of the Guaranteed Obligations, (iii) the release of, the surrender of, the exchange of or the substitution of all any lien securing any of the Guaranteed Obligations to any other lien or liens covering such collateral, and (iv) the deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any such collateral. Guarantor agrees that Lender's exercise of certain of such rights or remedies may affect or eliminate Guarantor's right of subrogation or recovery against Borrower and that Guarantor may incur a partially or totally nonreimbursable liability under this Guarantee.

          c. Guarantor hereby waives diligence and all demands, protests, presentments and notices of every kind or nature, including notices of protest, dishonor, nonpayment, acceptance of this Guarantee and the creation, renewal, extension, modification or accrual of any of the Guaranteed Obligations. Guarantor further waives the right to plead any and all statutes of limitations as a defense to Guarantor's liability hereunder or the enforcement of this Guarantee. No failure or delay on Lender's part in exercising any power, right or privilege hereunder shall impair any such power, right or privilege or be construed as a waiver of or any acquiescence therein.

          d. Guarantor hereby waives (i) notice of the failure of Borrower to pay or perform, or any default by Borrower under, any document evidencing, securing, or pertaining to any of the Guaranteed Obligations; and (ii) notice of any sale or foreclosure (or the posting of the advertising for sale or foreclosure) of any collateral for any of the Guaranteed Obligations, with the intent that Guarantor shall not be considered a "Debtor" as defined in Section 70A-9-105 of the Utah Uniform Commercial Code.

     4. Guarantee Made with Full Knowledge. Guarantor has had the opportunity to review the matters discussed and contemplated by the Loan Documents, including the remedies

Lender may pursue against Borrower in the event of a default under the Loan Documents, the value of the security of collateral for the Loan, and Borrower's financial condition and ability to perform under the Loan. Guarantor further agrees to keep fully informed on all aspects of Borrower's financial condition and the performance of Borrower's obligations to Lender and that Lender has no duty to disclose to Guarantor any information pertaining to Borrower or any security or collateral. If provided in the Loan Documents, Guarantor agrees that Guarantor's bankruptcy, insolvency and other actions set forth therein may be events of default under the Loan Documents.

     5. Subrogation, Reimbursement and Contribution Rights. After default by Borrower under any of the Loan Documents, Guarantor hereby agrees that Guarantor shall have no right of subrogation or reimbursement against Borrower, no right of subrogation against any collateral or security provided for in the Loan Documents and no right of contribution against any other guarantor or pledgor unless and until all amounts due under the Loan Documents have been paid in full and Lender has released, transferred or disposed of all of its right, title and interest in any collateral or security, and Guarantor hereby waives any such right Guarantor might otherwise have. To the extent Guarantor's waiver of these rights of subrogation, reimbursement or contribution as set forth herein are found by a court of competent jurisdiction to be void or voidable for any reason, Guarantor agrees that Guarantor's rights of subrogation and reimbursement against Borrower and Guarantor's right of subrogation against any collateral or security shall be junior and subordinate to Lender's rights against Borrower and to Lender's right, title and interest in such collateral or security and Guarantor's right of contribution against any other guarantor or pledgor shall be junior and subordinate to Lender's rights against such other guarantor or pledgor.

     6. Guarantee Continues If Payments Are Avoided or Recovered from Lender. If all or any portion of the Guaranteed Obligations are paid or performed, Guarantor's obligations hereunder shall continue and remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) payment in full of the Loan.

     7. Attorneys' Fees. The prevailing party in any dispute resulting in arbitration, litigation or other proceedings between Guarantor and Lender shall be entitled to its costs and expenses for such proceedings, including reasonable attorneys' fees and costs. Lender may pay someone else to help enforce the Guaranteed Obligations and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not performed by a salaried employee of Lender and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), all appearances in bankruptcy or insolvency proceedings, fees and expenses incurred in connection with the appointment of a receiver, appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     8. Additional Provisions.

          a. The failure of any representation or warranty contained herein to be accurate and complete in any material respect, or Guarantor's failure to perform any material covenant contained herein shall, at the option of Lender, make the Guaranteed Obligations, or such portion thereof as may be designated by Lender, immediately due and payable to Lender.

          b. If more than one person has signed this Guarantee, it shall be the joint and several obligation of all such persons and Guarantor shall hold harmless, defend, protect and indemnify Lender from any actions, causes of action, liabilities, damages, losses and fees (including attorneys' fees and costs) and all other claims of every nature which may arise as a result of any dispute between or among any person executing this Guarantee and any other persons or entities.

          c. Guarantor agrees to take all actions necessary to enable Borrower to observe and perform, and to refrain from taking any action which would prevent Borrower from observing and performing, the Guaranteed Obligations.

          d. After default by Borrower under any of the Loan Documents, any indebtedness of Borrower held by Guarantor, whether secured or unsecured, and if secured, the security for the same, shall be subordinated to the indebtedness of Borrower to Lender, and, if Lender so requests, such indebtedness shall be collected, enforced, and received by Guarantor as a trustee for Lender and be paid over to Lender on account of the Guaranteed Obligations but without reducing or affecting in any manner Guarantor's liability under this Guarantee.

          e. Lender may assign this Guarantee with one or more of the Loan Documents, without in any way affecting Guarantor's liability under it or them. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall bind Guarantor and Guarantor's respective heirs, executors, administrators, successors and assigns.

          f. In the event of the death of any Guarantor hereunder, the obligation of the deceased under this Guarantee shall continue in full force and effect against the Guarantor's estate as to all of such obligations which shall have been created or incurred by Borrower prior to the time when Lender shall have received written notice of such death; provided that, all obligations, of whatever kind or character, created pursuant to the provisions of any document or agreement between Lender and Borrower entered into prior to receipt by Lender of notice of the death of any Guarantor shall be deemed to be an obligation created, incurred, or arising prior to receipt of any such notice by Lender, even though advances constituting all or a portion of such obligations be made subsequent to receipt of such a notice by Lender. In the event of the death of a Guarantor, this Guarantee shall remain and continue in full force as the guarantee of each surviving Guarantor of all Guaranteed Obligations, whether such obligations were created or incurred before or after the time when Lender shall have received written notice of such death.

          g. All notices, requests and demands to be made hereunder shall be in writing at the address set forth below by any of the following means:
(i) personal service (including service by overnight courier service): (ii) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by personal service or by registered or certified, first class mail, return receipt requested); or (iii) shall be deemed received five (5) days following deposit in the mail.

          h. No terms or provisions of this Guarantee may be changed, waived revoked or amended without Lender's prior written consent. Should any provision of this Guarantee be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective.

          i. The term "Borrower", as used herein, shall include, without limitation, Borrower, Borrower's successors and assigns, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all, or substantially all of Borrower's assets pursuant to Title 11 of the United States Code or any successor statute thereto (the "Bankruptcy Code") or any estate created by the commencement of a case under the Bankruptcy Code or any other insolvency, bankruptcy, reorganization or liquidation proceeding, or by any trustee under the Bankruptcy Code, liquidator, sequestrator or receiver of Borrower or Borrower's property or similar person duly appointed pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding. Any change in the status or form of organization of the Borrower shall have no effect on the obligations of each Guarantor hereunder and this Guarantee shall continue and cover the Guaranteed Obligations of the Borrower under its new status or organization as if no change had occurred. If Borrower is a partnership or joint venture, the term "Borrower" shall include any technically "new" partnership or joint venture formed as a result of the dissolution of Borrower, the addition of new partner or venturers in Borrower or the withdrawal of partners or venturers in Borrower.

          j. The term "Lender," as used herein, shall include, without limitation, Lender's successors and assigns, and any subsequent holder of any part or all of the Guaranteed Obligations, provided however that the rights hereunder of any subsequent holder of any portion of the Guaranteed Obligations shall always be subordinate and inferior to the rights of Lender hereunder with respect to any portion of the Guaranteed Obligations which are held by Lender, and Lender shall be entitled to receive payment and performance of the Guaranteed Obligations before any subsequent holder shall receive any benefit hereunder.

          k. This Guarantee is in addition to the guarantees of any other guarantors and any and all of Guarantor's other guarantees of Borrower's indebtedness or liabilities to Lender. This Guarantee shall in no way limit or lessen any other liability, howsoever arising, Guarantor may have for the payment of any other indebtedness of Borrower to Lender.

     9. Governing Law. THIS GUARANTEE SHALL BE ENFORCED AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF UTAH, IRRESPECTIVE OF ITS CONFLICTS OF LAWS RULES.

          EACH OF THE UNDERSIGNED GUARANTORS ACKNOWLEDGE THAT EACH OF US WERE AFFORDED THE OPPORTUNITY TO READ THIS DOCUMENT CAREFULLY AND TO REVIEW IT WITH AN ATTORNEY OF EACH OF OUR CHOICE BEFORE SIGNING IT. EACH OF US ACKNOWLEDGE HAVING READ AND UNDERSTOOD THE MEANING AND EFFECT OF THIS DOCUMENT BEFORE SIGNING IT.

Dated _______________                   TELEVAR NORTHWEST, INC., a Washington
                                        corporation


                                        By:   /s/
                                           ------------------------------------
                                           Its: President


Dated   9/24/96                           /s/
                                        ---------------------------------------
                                        Charles DeJong



Dated _______________                     /s/
                                        ---------------------------------------
                                        Mark D. Hamilton


PROVINCE OF BRITISH COLUMBIA       )
                                   )ss.
COUNTY OF __________               )

     The foregoing instrument was acknowledged before me this 24th day of September, 1996, for and on behalf of Televar Northwest, Inc., a Washington corporation, by Mark Hamilton, its President.


                                     /s/
                                   ----------------------------------
                                   NOTARY PUBLIC
                                   Michael C. Halpen
                                   Barrister & Solicitor
                                   Montpellier, McKeen, ______, Talbot & Giuffre Suite 550-999 Canada Place
                                   World Trade Centre
                                   Vancouver, B.C. V6C 3C8
                                   (604) 662-8082


STATE OF WASHINGTON           )
                              )ss.
COUNTY OF CHELAN              )

     The foregoing instrument was acknowledged before me this 24 day of September, 1996, by Charles DeJong, an individual.

                                    /s/
                                   -----------------------------------
                                   NOTARY PUBLIC

PROVINCE OF BRITISH COLUMBIA       )
                                   )ss.
COUNTY OF __________               )

     The foregoing instrument was acknowledged before me this 24th day of September, 1996, by Mark D. Hamilton, an individual.


                                     /s/
                                   ----------------------------------
                                   NOTARY PUBLIC
                                   Michael C. Halpen
                                   Barrister & Solicitor
                                   Montpellier, McKeen, ______, Talbot & Giuffre Suite 550-999 Canada Place
                                   World Trade Centre
                                   Vancouver, B.C. V6C 3C8
                                   (604) 662-8082